UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. _________)



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                           MEDICAL NUTRITION USA, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                           MEDICAL NUTRITION USA, Inc.


                                   -----------

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 9, 2004

To the Shareholders of Medical Nutrition USA, Inc.:

         You are cordially invited to attend the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") of Medical Nutrition USA, Inc. (the "Company"), which will be held at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, at 10:00 a.m. on Wednesday, June 9, 2004 for the purposes of considering and voting upon:

1. A proposal to elect six directors to the Board of Directors of the Company (the "Board").

2. A proposal to amend and restate the Company's 2003 Long-Term Incentive Stock Plan (the "2003 Stock Plan") to provide that, in lieu of the number of shares of the Company's common stock available for awards under such plan being increased automatically every year by 250,000 shares, the number of shares reserved for issuance under such plan will be increased automatically every year by the number of shares of the Company's common stock issued by reason of awards being granted, exercised or settled, as applicable, during the prior year.

3. A proposal to ratify the appointment of Goldstein & Ganz P.C. as independent auditors of the Company for the fiscal year ending January 31, 2005.

         These matters are described more fully in the Proxy Statement accompanying this notice.

         The shareholders of the Company will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the shareholders at the 2004 Annual Meeting.

         The Board has fixed the close of business on May 3, 2004 as the record date (the "Record Date") for determining those shareholders who will be entitled to notice of and to vote at the 2004 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2004 Annual Meeting.

         Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposals set forth above. Accordingly, it is important that your shares be represented at the 2004 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2004 Annual Meeting.

         Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          By Order of the Board of Directors,



                                          /s/ FRANK A. NEWMAN
                                          -------------------------------------
                                          Frank A. Newman
                                          Chairman
May 5, 2004
Englewood, New Jersey

               Shareholders Should Read the Entire Proxy Statement
                   Carefully Prior to Returning Their Proxies


                                   -----------

                                 PROXY STATEMENT
                                       FOR
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           MEDICAL NUTRITION USA, inc.

                           To Be Held on June 9, 2004

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Medical Nutrition USA, Inc. ("MNI" or the "Company") of proxies to be voted at the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting"), which will be held at 10:00 a.m. on June 9, 2004 at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2004 Annual Meeting of Shareholders (the "Notice"). This Proxy Statement and the proxy are first being mailed to shareholders on or about May 10, 2004. The Company's 2004 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-KSB for the year ended January 31, 2004, is being mailed to shareholders concurrently with this Proxy Statement. The 2004 Annual Report to Shareholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

                         VOTING RIGHTS AND SOLICITATION

         The close of business on May 3, 2004 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the 2004 Annual Meeting. As of the Record Date, the Company had 2,783,759 shares of common stock issued and outstanding. All of the shares of the Company's common stock outstanding on the Record Date are entitled to vote at the 2004 Annual Meeting. Holders of the common stock of record entitled to vote at the 2004 Annual Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon by such shareholders.

         All votes will be tabulated by the inspector of elections appointed for the 2004 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the 2004 Annual Meeting will constitute a quorum for the transaction of business at the 2004 Annual Meeting.

         The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2004 Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

         In voting with regard to the proposal to elect directors (Proposal 1), shareholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

         In voting with regard to the proposal to amend and restate the Company's 2003 Stock Plan to provide that, in lieu of the number of shares of the Company's common stock available for awards under such plan being increased automatically every year by 250,000 shares, the number of shares reserved for issuance under such plan will be increased automatically every year by the number of shares of the Company's common stock issued by reason of awards being granted, exercised or settled, as applicable, during the prior year (Proposal
2), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, and the minimum vote required is a majority of the total votes cast on the proposal, provided a quorum is present. As a result, in accordance with Delaware law, abstentions and broker non-votes will not be counted and will have no effect.

         In voting with regard to the proposal to ratify the appointment of independent auditors (Proposal 3), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, and the minimum vote required is a majority of the total votes cast on the proposal, provided a quorum is present. As a result, in accordance with Delaware law, abstentions and broker non-votes will not be counted and will have no effect.

         Shares of the Company's common stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the 2004 Annual Meeting in accordance with the shareholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR all nominees for director listed in Proposal 1 and FOR Proposal 2 and Proposal 3. Management does not know of any matters to be presented at the 2004 Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the 2004 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

         Any shareholder has the right to revoke his, her or its proxy at any time before it is voted at the 2004 Annual Meeting by giving written notice to the Secretary of the Company, and by executing and delivering to the Secretary a duly executed proxy bearing a later date, or by appearing at the 2004 Annual Meeting and voting in person.

         The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Company employees for no additional compensation. In addition, the Company has retained American Stock Transfer & Trust Co., its transfer agent, to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses of American Stock Transfer & Trust Co. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's common stock, and such persons may be reimbursed for their expenses.

                                   PROPOSAL 1


                              ELECTION OF DIRECTORS

Composition of Board
--------------------

         The Company's Bylaws provide that the Board will consist of not less than three directors. The Board currently consists of six members, all of whom are elected by the holders of the common stock.

         The Company's directors are elected by the shareholders at each annual meeting of shareholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of the current directors, the nominees for directors and executive officers of the Company, except that Arnold Gans, a current director, nominee for director and the Company's President, and Myra Gans, a current director, nominee for director and the Company's Executive Vice President and Secretary, are husband and wife.

         The proxy holders named on the proxy intend to vote all proxies received by them in the accompanying form FOR the election of the nominees listed below, unless instructions to the contrary are marked on the proxy. These nominees have been selected by the Board. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of shareholders to be held in 2005 or until his or her successor has been duly elected and qualified.

         In the event that a nominee is unable or declines to serve as a director at the time of the 2004 Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

         The following is certain information as of April 30, 2004 regarding the nominees for election as directors.

Nominees for Election as Directors
----------------------------------

         Name                            Position                                         Age
         ----                            --------                                         ---
         Francis Newman                  Chairman, Chief Executive Officer, Director      55
         Arnold Gans                     President, Director                              70
         Myra Gans                       Executive Vice President, Secretary, Director    66
         Lawrence Burstein               Director                                         61
         Andrew Horowitz                 Director                                         42
         Mark Rosenberg                  Director                                         42

Biographical Information Regarding Directors
--------------------------------------------

         Francis Newman. Mr. Newman has been a director since November 2002 and Chief Executive Officer of the Company since March 2003. In July 2003, he was elected Chairman, replacing Eugene Terry who had previously resigned. Mr. Newman was a private investor and advisor to health care and pharmaceutical companies.

He has had a 30-year career in retail and pharmacy including having served as Chairman, President and CEO of Eckerd Corporation, one of the largest drug store chains in the United States, and President and CEO of F&M Distributors, Inc., a drug store chain. Mr. Newman is a director of Jabil Circuit, Inc., JoAnn Stores and Medical Technology Systems. He has served on the board of the National Association of Chain Drug Stores since 1993, including as its Chairman (1999-2000).

         Arnold Gans. Mr. Gans has been President and a director of the Company since its formation in 1981, and was Chief Executive Officer of the Company from such time to March 2003. Mr. Gans has been involved in the Nutrition-Medicine business for over 25 years including the development, promotion and sale of numerous products. Prior to founding the Company in 1981, Mr. Gans was president of Control Drug, Inc., a private company engaged in the manufacture of nutritional protein supplements. Mr. Gans was granted patents in 1977, which he has assigned to the Company, for method-use manufacturing for certain nutritional formula processes relating to the use of certain foods to treat nutritional deficiency. Mr. Gans has served on the Board of Holy Name Hospital in Teaneck, New Jersey. He currently serves on the Alumni Board of Columbia University's School of Public Health and is Chairman of the Alumni Federation Scholarship Aid Committee. Mr. Gans is the husband of Myra Gans, the Company's Executive Vice President and Secretary.

         Myra Gans. Mrs. Gans has been Executive Vice President, Secretary and a director of the Company since 1982. Her responsibilities include managing the sales of many of the Company's products, as well as working in a close capacity with the Company's Chairman and consultants. Mrs. Gans has also worked extensively with clinicians and hospitals to integrate the Company's products and programs and to organize seminars and in-services. Mrs. Gans is the wife of Arnold Gans, the Company's President.

         Lawrence Burstein. Mr. Burstein has been a director of the Company since 1982. Since March 1996, he has been President, a director and principal shareholder of Unity Venture Capital Associates Ltd. ("Unity"), a private investment banking firm. Unity is a principal shareholder of the Company (See "Security Ownership of Certain Beneficial Owners and Management" later in this Proxy Statement for more information about Unity's ownership of the Company's common stock). Mr. Burstein is also a director of CAS Medical Systems, Inc., a manufacturer and marketer of medical products, T-HQ, Inc., a developer of electronic game cartridges, Traffix, Inc., an Internet marketing company, and ID Systems, Inc., a manufacturer and marketer of systems to monitor physical assets.

         Andrew Horowitz. Mr. Horowitz has been a director of the Company since September 2002. He is President and CEO of Aveta Ancillary Services LLC, a national provider of pharmacy and hospice services. Aveta manages Partners Healthcare, a provider of institutional pharmacy services to the long-term care industry throughout New Jersey, Connecticut, Missouri, Kansas; Solutions Homecare, LLC, an infusion therapy company in New Jersey, and Care Alternatives, a hospice services provider in New Jersey, California, New York, Pennsylvania and Missouri. In 1989 he left the practice of law to join Scotchwood Pharmacy. Scotchwood was subsequently acquired by The Multicare Companies, Inc. Mr. Horowitz remained in a management capacity until October 1998, when he founded Partners. In January 2000 he acquired Garden State Hospice, a provider of hospice services throughout New Jersey with its primary focus on providing care to patients residing in long-term care facilities. Garden State Hospice recently changed its name to Care Alternatives. In August 2000 he formed Solutions Healthcare, which is a JCAHO accredited infusion therapy company. These entities were consolidated in 2003 under Aveta.

         Mark Rosenberg. Mr. Rosenberg has been a director since March 2004. He is one of four Research Analysts for MHR Fund Management LLC, a $1 billion fund focused on middle market distressed businesses. He previously was Vice President with CRT Capital Group LLC in Greenwich, CT, where he was a Research Analyst of distressed high yield and convertible debt covering the healthcare industry, among others. He was the former president of Rosemark Management, Inc. in New York City where he managed a portfolio of operating businesses and real estate investments. He serves on the Board of Ben Arnold Sunbelt Beverage Company of South Carolina, L.P., Columbia, SC. Mr. Rosenberg graduated from the Wharton School, University of Pennsylvania and holds a Bachelors of Science in Economics, 1984.

Board Meetings And Committees
-----------------------------

         The Board held a total of nine meetings and acted by written consent three times during the fiscal year ended January 31, 2004 (the "2004 Fiscal Year"). The Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.

         The Audit Committee operates under a written charter adopted by the Board on January 14, 2003. A copy of the Audit Committee Charter is attached as an exhibit to the Company's proxy materials for the annual meeting of shareholders held on April 22, 2003, which proxy materials were filed with the Securities and Exchange Commission (the "SEC") on March 24, 2003. The Audit Committee's duties include responsibility for reviewing the Company's accounting practices and audit procedures. The Audit Committee, which consists of Lawrence Burstein and Andrew Horowitz, held two meetings during the 2004 Fiscal Year. Each member of the Audit Committee meets the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards ("Rule 4200(a)(15)"). (See the "Report of Audit Committee" later in this Proxy Statement, which details the duties and performance of the Audit Committee.)

         The Compensation Committee recommends to the Board the compensation and benefits of the Company's executive officers, and has established and reviews general policies relating to compensation of the Company's employees. The Compensation Committee, which consists of Lawrence Burstein and Andrew Horowitz, held two meetings during the 2004 Fiscal Year.

         The Nominating & Governance Committee operates under a written charter adopted by the board on February 25, 2004. A copy of the Nominating & Governance Committee Charter is attached as Exhibit "A" to this Proxy Statement. The Nominating & Governance Committee's duties include developing and maintaining a current list of the functional needs and qualifications of members of the Board, evaluating and recommending whether a member of the Board meets the criteria to qualify as an "independent" director under the rules of NASDAQ, to interview, evaluate, nominate and recommend individuals for membership on the Board as required and to evaluate the effectiveness of the meetings of the Board, including agendas, meeting materials, meeting structure and organization, schedule of meetings and minutes. The committee also prepares, recommends and establishes Board policies for corporate governance and planning. The Nominating & Governance Committee, which consists of Lawrence Burstein and Mark Rosenberg, had no meetings during the 2004 Fiscal Year. The first meeting of the Nominating and Governance Committee was held on February 26, 2004. Each member of the Nominating & Governance Committee meets the independence requirements of Rule 4200(a)(15).

         The Nominating & Governance Committee does not currently have a formal policy with regards to the consideration of director candidates recommended by security holders. However, the Nominating & Governance Committee intends to formulate and adopt such a policy during the current fiscal year.

         Shareholders who wish to communicate with members of the Board may send correspondence to them in care of Corporate Secretary, Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631.

         We encourage each of our directors to attend the Annual Meeting. Seven of our seven directors attended our Annual Meeting in 2003.

Director Compensation
---------------------

         Directors of the Company who are not officers or employees receive, as compensation for their services as directors, including the committees on which they serve: (a) a grant, at the time of their election or appointment, of an option to purchase 12,000 shares of our common stock, and (b) an annual grant of an option to purchase 5,000 shares of our common stock.

                                   PROPOSAL 2


PROPOSAL TO AMEND AND restate the company's 2003 Long-Term Incentive Stock Plan to provide that, in lieu of the number of shares of the Company's common stock available for awards under such plan being increased automatically every year by 250,000 shares, the number of shares reserved for issuance under such plan will be increased automatically every year by the number of shares of the Company's common stock issued by reason of awards being granted, exercised or settled, as applicable, during the prior year.

         At the 2004 Annual Meeting there will be submitted to the shareholders a proposal to approve the Company's 2003 Long-Term Incentive Stock Plan (the "2003 Stock Plan"), as amended and restated. The amended and restated 2003 Stock Plan provides that, in lieu of the number of shares of the Company's common stock ("Common Shares") available for awards under such plan being increased automatically every year by 250,000 Common Shares, the number of Common Shares reserved for issuance under such plan will be increased automatically every year by the number of Common Shares issued by reason of awards being granted, exercised or settled, as applicable, during the prior year. The Board approved the amended and restated 2003 Stock Plan on May 5, 2004. If the proposed amendment and restatement is not approved by the Company's shareholders, the proposed amendment and restated is automatically null and void. Currently, the number of remaining Common Shares available for awards under the 2003 Stock Plan is 604,000. The Board believes that continued use of stock-based incentives can optimize the profitability and growth of the Company by providing the Company with the means to attract and retain the services of employees who contribute to the success of the Company. In order to be able to continue granting stock-based incentives under the 2003 Stock Plan in amounts that the Board considers appropriate, the number of Common Shares reserved for issuance under such plan must be increased. Based on this belief, the Board decided to submit to the shareholders this proposal to amend the Company's 2003 Stock Plan in the manner described above, as well as to make certain other clarifying changes to the 2003 Stock Plan, as discussed below.

         If Proposal 2 is approved by the shareholders, the 2003 Stock Plan would be amended and restated in the following manner:

         Article III, Section 3.2, will be amended and restated to read, in its entirety, as follows:

         "3.2 Annual Increase in Shares. In accordance with the terms of the Plan prior to its amendment and restatement, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan was increased by 250,000 Common Shares as of January 1, 2004. As of January 31 of each year, commencing with the year 2005, there shall be an automatic increase in the aggregate number of Common Shares reserved for issuance under the Plan in an amount equal to the number of Common Shares issued by reason of Awards being granted, exercised or settled, as applicable, during the immediately preceding fiscal year. "

         In addition, the following clarifying changes will be made to the 2003 Stock Plan:

         The title of the plan will be changed to "Medical Nutrition USA, Inc. Amended and Restated 2003 Omnibus Equity Incentive Plan.

         In the first sentence of Article I, the word "initially" will be inserted immediately prior to the word "adopted".

         Finally, Article XX will be revised to reflect the date that the Board adopted the Amended and Restated 2003 Omnibus Equity Incentive Plan.

         The following summary of certain principal features of the 2003 Stock Plan is qualified in its entirety by the complete text of the 2003 Stock Plan, as amended and restated, a copy of which is attached hereto as Exhibit "B". Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the 2003 Stock Plan.

         Administration. The 2003 Stock Plan is administered by the Compensation Committee of the Board. Subject to the express provisions of the 2003 Stock Plan, the administrator has broad authority to administer and interpret the 2003 Stock Plan as it deems necessary and appropriate. This authority includes, but is not limited to, selecting award recipients, establishing award terms and conditions, adopting procedures and regulations governing awards, and making all other determinations necessary or advisable for the administration of the 2003 Stock Plan.

         Authorized and Available Shares. 1,000,000 Common Shares were originally available for awards under the 2003 Stock Plan. The 2003 Stock Plan initially provided that the number of Common Shares available for awards under the plan would be increased by 250,000 Common Shares as of January 1 of each year. If Proposal 2 is approved, in lieu of such automatic increases of 250,000 Common Shares, the number of Common Shares reserved for issuance under such plan will be increased automatically every year by the number of Common Shares issued by reason of awards being granted, exercised or settled, as applicable, during the prior year.

         Change of Control. Upon a change of control event (as defined in the 2003 Stock Plan), any award will become immediately vested and/or exercisable, unless the administrator determines to the contrary. Generally speaking, a change of control event will be triggered under the 2003 Stock Plan: (a) in connection with certain mergers or consolidations of the Company with or into another entity where the Company's shareholders before the transaction own less than 50% of the surviving entity; (b) if a majority of the Board changes over a period of two years or less; or (c) upon a sale of all or substantially all of the Company's assets if a change in ownership of more than 50% of the Company's outstanding voting securities occurs. The administrator of the 2003 Stock Plan may also provide for alternative settlements of awards, the assumption or substitution of awards or other adjustments of awards in connection with a change of control or other reorganization of the Company.

         Plan Amendment, Termination and Term. The Board may amend, suspend or discontinue the 2003 Stock Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will generally not be submitted to shareholders for their approval unless such approval is required by applicable law. The 2003 Stock Plan will remain in existence as to all outstanding awards until such awards are exercised or terminated. The maximum term of options, stock appreciation rights and other rights to acquire common stock under the 2003 Stock Plan is ten years after the initial date of award, subject to provisions for further deferred payment in certain circumstances. No award can be granted more than ten years after adoption of the 2003 Stock Plan by the Board.

         Awards. Awards under the 2003 Stock Plan may be given to the Company's employees, outside directors and consultants. Awards under the 2003 Stock Plan may be in the form of: (a) incentive stock options; (b) non-qualified stock options; (c) stock appreciation rights; or (d) restricted stock. Awards may be granted individually or in combination with other awards. Certain types of stock-based performance awards under the 2003 Stock Plan will depend upon the extent to which performance goals set by the administrator are met during the performance period. Awards under the 2003 Stock Plan generally will be nontransferable, subject to exceptions such as a transfer to a family member or to a trust, as authorized by the administrator. Non-qualified stock options and other awards may be granted at prices below the fair market value of the common stock on the date of grant. However, non-qualified stock options may not be granted at prices below 85% of the fair market value on the date of grant. Restricted stock awards can be issued for nominal or the minimum lawful consideration. Incentive stock options must have an exercise price that is at least equal to the fair market value of the common stock, or 110% of fair market value of the common stock for any owner of more than 10% of the Company's common stock, on the date of grant. These and other awards may also be issued solely or in part for services. Each outside director that joins the Board will receive a one-time grant of a nonstatutory stock option to purchase 12,000 Common Shares. In addition, upon the conclusion of each annual meeting of the Company's shareholders, each outside director who will continue serving as a member of the Board thereafter will receive a nonstatutory stock option to purchase 5,000 Common Shares, except that no such grant to an outside director will be made in the same calendar year as the year in which such director receive the grant of 12,000 Common Shares discussed above.

         Federal Tax Consequences. Generally, awards under the 2003 Stock Plan that are includable in the income of the recipient at the time of exercise, vesting or payment, such as non-qualified stock options, stock appreciation rights and restricted stock awards, are deductible by the Company, and awards that are not required to be included in the income of the recipient, such as incentive stock options, are not deductible by the Company. Generally speaking,
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that a public company may not deduct compensation, except for compensation that is commission or performance-based paid to its chief executive officer or to any of its four other highest compensated officers to the extent that the compensation paid to such person exceeds $1,000,000 in a tax year. In addition, the Company may not be able to deduct certain compensation attributable to the acceleration of payment and/or vesting of awards in connection with a change in control event should that compensation exceed certain threshold limits under Section 280G of the Code.

         Non-Exclusive Plan. The 2003 Stock Plan is not exclusive. The Company may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

Recommendation of the Board
---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to amend and restate the 2003 Stock Plan to provide that, in lieu of the number Common Shares available for awards under such plan being increased automatically every year by 250,000 Common Shares, the number of Common Shares reserved for issuance under such plan will be increased automatically every year by the number of Common Shares issued by reason of awards being granted, exercised or settled, as applicable, during the prior year.

                                   PROPOSAL 3


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed the firm of Goldstein & Ganz P.C., 98 Cuttermill Road, Great Neck, NY 11021, to act as independent public accountants of the Company for the fiscal year ending January 31, 2005, and has directed that such appointment be submitted to the shareholders of the Company for ratification at the 2004 Annual Meeting. Goldstein & Ganz P.C. is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Goldstein & Ganz P.C., the Board will reconsider the appointment. Representatives of Goldstein & Ganz P.C. will be present at the 2004 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. Goldstein & Ganz P.C. has acted as independent public accountants of the Company for each fiscal year since January 31, 2000.

         During the last two fiscal years, Goldstein & Ganz P.C. has billed the Company the following fees for its services:

                                       Fiscal Year Ending
                                       ------------------

                                       January 31, 2003         January 31, 2004
                                       ----------------         ----------------

         Audit Fees                    $21,125                  $20,975
         Audit-Related Fees            $     0                  $     0
         Tax Fees                      $     0                  $     0
         All Other Fees (1)            $ 4,625                  $ 7,925

(1) All other fees includes fees for modifications to budget, cash flow and accounting software, as well as review of the Company's general ledger system.

         It has historically been the practice of the Company that all audit fees are approved by the Audit Committee. However, audit fees and other fees paid to our independent auditors have historically not been pre-approved by the Audit Committee, and such fees were not pre-approved by the Audit Committee during Fiscal Year 2004. In compliance with the rules adopted by SEC in order to implement the requirements of the Sarbanes-Oxley Act of 2002, our Audit Committee has recently adopted pre-approval policies and procedures, which policies and procedures are discussed below.

         Our Audit Committee has considered whether the provision of services other than those described above under the heading "Audit Fees" are compatible with maintaining the independence of our principal accountants.

Audit Committee Pre-Approval Policies
-------------------------------------

         Our Audit Committee has recently adopted pre-approval policies and procedures pursuant to which audit and permissible non-audit services are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget will be monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, for any fees for services above $5,000, we will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor for such services. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the

Audit Committee's responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Recommendation of the Board
---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to ratify the appointment of Goldstein & Ganz P.C. as independent public accountants of the Company for the fiscal year ending January 31, 2005.

                                   MANAGEMENT

         The following sets forth the names, ages and positions of the Company's executive officers as of May 3, 2004:

         Name                     Position                                                    Age
         ----                     --------                                                    ---
         Francis Newman           Chairman, Chief Executive Officer and Director               55
         Arnold Gans              President and Director                                       70
         Myra Gans                Executive Vice President, Secretary and Director             66

Background
----------

         Francis Newman. Mr. Newman has been Chairman of the Company since July 2003, Chief Executive Officer since March 2003 and a Director of the Company since November 2002. See, "Proposal 1--Election of Directors" for additional biographical information on Mr. Newman.

         Arnold Gans. Mr. Gans has been President and a Director of the Company since its inception in 1981. See, "Proposal 1--Election of Directors" for additional biographical information on Mr. Gans.

         Myra Gans. Mrs. Gans has been Executive Vice President, Secretary and a Director of the Company since 1982. See, "Proposal 1--Election of Directors" for additional biographical information on Mrs. Gans.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 20, 2004 by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock; (ii) each of the Company's directors; (iii) the Chief Executive Officer of the Company and each of the four other most highly-compensated executive officers of the Company serving as such as of the end of the last fiscal year whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to the Company (such individuals are hereafter referred to as the "Named Executive Officers"); and (iv) all of the Company's directors and Named Executive Officers as a group:

                                                                            Shares of
                                                                 Common Stock Beneficially Owned
                                                                 -------------------------------

Name and Address of Beneficial Owner(1)                           Number              Percent(2)
---------------------------------------                           ------              ----------
Francis Newman (3).......................................        2,015,916               45.0%

Arnold Gans (4)..........................................          681,796               20.0%

Myra Gans (5) ...........................................          681,796               20.0%

Lawrence Burstein (6)....................................          504,977               16.6%

Andrew Horowitz (7)......................................          440,666               13.9%

Gene Terry (8)...........................................          492,863               15.3%

Richard Ullman (9).......................................        2,721,994               55.1%


All directors and Named Executive Officers as a group
    (7 persons)  ........................................        6,858,212               82.1%

-------------

(1) Unless otherwise noted, the address for each person is c/o Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631.

(2) Percentage ownership is based on 2,783,759 shares of common stock outstanding on March 20, 2003. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Consists of 250,000 shares of common stock held by Mr. Newman personally, which are subject to a right of the Company to repurchase such shares under certain conditions, 70,583 shares of common stock held by Mr. Newman personally from the conversion of the November 2002 promissory note, an option to purchase 12,000 shares of common stock which is immediately exercisable by Mr. Newman, an option to purchase 150,000 shares of common stock which is immediately exercisable by Mr. Newman, 66,667 shares of common stock issuable to Mr. Newman upon the exercise of a warrant to purchase common stock, which warrant is immediately exercisable by Mr. Newman, 733,333 shares of common stock issuable to Mr. Newman upon the exercise of a warrant to purchase common stock, which warrant is immediately exercisable by Mr. Newman, and 733,333 shares of common stock issuable upon the conversion of a promissory note, which promissory note is immediately convertible by Mr. Newman. Does not include options to purchase 150,000 shares of common stock vesting over a three year period beginning on March 17, 2005 (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(4) Consists of 54,993 shares of common stock held by Mr. Gans and Mrs. Gans personally, options to purchase 586,803 shares of common stock, which are immediately exercisable by Mr. Gans and Mrs. Gans, and 40,000 shares of common stock issuable upon the conversion of a promissory note, which promissory note is immediately convertible by Mr. Gans and Mrs. Gans. Does not include options to purchase 225,000 shares of common stock that vest over three years beginning on March 17, 2005. Mr. Gans and Mrs. Gans are husband and wife.

(5) Consists of 54,993 shares of common stock held by Mr. Gans and Mrs. Gans personally, options to purchase 586,803 shares of common stock, which are immediately exercisable by Mr. Gans and Mrs. Gans, and 40,000 shares of common stock issuable upon the conversion of a promissory note, which promissory note is immediately convertible by Mr. Gans and Mrs. Gans. Does not include options to purchase 225,000 shares of common stock that vest over three years beginning on March 17, 2005. Mr. Gans and Mrs. Gans are husband and wife.

(6) Consists of 36,153 shares of common stock held by Mr. Burstein personally, options to purchase 49,000 shares of common stock, which are immediately exercisable by Mr. Burstein, warrants to purchase 50,000 shares of common stock, which are immediately exercisable by Mr. Burstein, warrants to purchase 30,000 shares of common stock, which are immediately exercisable by the wife of Mr. Burstein, 50,000 shares of common stock issuable to Mr. Burstein upon conversion of a promissory note, which promissory note is immediately convertible by Mr. Burstein, and 30,000 shares of common stock issuable to the wife of Mr. Berstein upon the conversion of a promissory note, which promissory note is immediately convertible by the wife of Mr. Burstein. Also includes 212,199 shares of common stock held by Unity, an option to purchase 36,000 shares of common stock which is immediately exercisable by Unity, and 11,625 shares of common stock issuable to Unity upon the exercise of warrants to purchase common stock, which warrants are immediately exercisable by Unity. Mr. Burstein is president, a director and the principal shareholder of Unity, and is deemed to be the beneficial owner of the securities held by or issuable to Unity.

(7) Includes options to purchase 24,000 shares of common stock, which are immediately exercisable by Mr. Horowitz. . Also includes 50,000 shares of common stock held by Grand Slam, LLC, 233,333 shares of common stock issuable to Grand Slam, LLC upon the exercise of warrants to purchase common stock, which warrants are immediately exercisable by Grand Slam, LLC, and 133,333 shares of common stock issuable to Grand Slam LLC upon the conversion of a promissory note, which promissory note is immediately convertible by Grand Slam, LLC. Mr. Horowitz is the managing member of Grand Slam, LLC, and is deemed to be the beneficial owner of the securities held by or issuable to Grand Slam, LLC.

(8) Consists of 50,000 shares of common stock, options to purchase 326,197 shares of common stock which are immediately exercisable by Mr. Terry, 33,333 shares of common stock issuable to Mr. Terry upon conversion of a promissory note, which promissory note is immediately convertible by Mr. Terry, and 83,333 shares of common stock issuable to Mr. Terry upon the exercise of warrants to purchase common stock, which warrants are immediately exercisable by Mr. Terry. Mr. Terry resigned as Chairman in July 2003 and as a director in March 2004.

(9) Consists of options to purchase 24,000 shares of common stock, which are immediately exercisable by Mr. Ullman, 564,661 shares of common stock, 1,333,333 shares of common stock issuable to The Ullman Family Partnership upon the exercise of warrants to purchase common stock, which warrants are immediately exercisable by The Ullman Family Partnership, and 600,000 shares of common stock issuable to the Ullman Family partnership upon the conversion of a promissory note, which promissory note is immediately convertible by the Ullman Family Partnership. Mr. Ullman is a partner in The Ullman Family Partnership, and is deemed to be the beneficial owner of the shares of common stock issuable to The Ullman Family Partnership. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the such convertible promissory note and warrant). Mr. Ullman was a director throughout the 2004 Fiscal Year and resigned effective March 30, 2004.


                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain information regarding the compensation earned during the last three fiscal years (ended January 31, 2004, 2003 and 2002, respectively) by the Named Executive Officers:

                                             Summary Compensation Table

                                                      Annual                     Long-Term
                                                   Compensation(1)              Compensation
                                                   ---------------              ------------
                                                                                        Securities
                                                                          Restricted    Underlying       All Other
Name and Principal Position             Year      Salary       Bonus    Stock Award(s)    Options       Compensation
---------------------------             ----      ------       -----    --------------    -------       ------------
Frank A. Newman, Chairman, CEO.......   2004     $134,361                  $187,500
                                        2003           --
                                        2002           --

Arnold Gans, President...............   2004     $144,000         --       $ 10,608                     (2) $30,769
                                        2003     $127,384         --             --            --                --
                                        2002     $129,230         --             --            --                --

Myra Gans, Exec. VP..................   2004     $ 99,000                  $ 10,608                     (2) $25,384
                                        2003     $ 94,769
                                        2002     $ 61,346

Eugene Terry (3).....................   2004     $129,807
                                        2003     $ 82,499
                                        2002           --

-------------

(1) Excludes perquisites and other personal benefits, securities or property, which aggregate the lesser of $50,000 or 10% of the total of annual salary and bonus.

(2) Consists of repayment of deferred salary loaned to the company in the fiscal year ended January 31, 2002.

(3)  Mr. Terry resigned as Chairman in July 2003 and as a director in March
     2004.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the 2004 Fiscal Year. No stock appreciation rights were granted to any of the Named Executive Officers during the 2004 Fiscal Year.

                                                    Individual Grants
                                                    -----------------

                                Number of      Percent of
                                Securities   Total Options
                                Underlying     Granted to      Exercise or
                                 Options      Employees in     Base Price      Expiration
Name                             Granted      Fiscal 2004       Per Share         Date
----                             -------      -----------       ---------         ----
Frank A. Newman............      150,000         25.9%            $2.00          3/6/13
Eugene Terry...............      125,000         21.6%            $2.00          3/6/13
Arnold Gans................      125,000         21.6%            $2.00          3/6/13
Myra Gans..................      100,000         17.2%            $2.00          3/6/13

---------

                          FISCAL YEAR-END OPTION VALUES

         No options were exercised by any Named Executive Officers during the 2004 Fiscal Year. No stock appreciation rights were exercised by any of the Named Executive Officers during the 2004 Fiscal Year, and no stock appreciation rights are currently outstanding. The following table sets forth the number of shares of the Company's common stock subject to exercisable and unexercisable stock options, which the Named Executive Officers held at the end of the 2004 Fiscal Year.

                                       Number of Securities          Value of Unexercised
                                      Underlying Unexercised         In-the-Money Options
                                    Options at Fiscal Year-End      at Fiscal Year-End(1)
                                    --------------------------      ---------------------
                                                      Non-                           Non-
Name                                Exercisable    Exercisable    Exercisable     Exercisable
----                                -----------    -----------    -----------     -----------
Frank Newman..................       962,000               --     $734,048.40             --
Eugene Terry..................       409,530               --     $746,085.65             --
Arnold Gans...................       586,803 (2)           --     $950,896.90             --
Myra Gans.....................       586,803 (2)           --     $950,896.90             --

----------

     (1) Calculated by determining the difference between the fair market value of the Company's common stock as of January 30, 2004, the last full trading day of the Company's common stock before the end of the fiscal year, and the exercise price of the option.

     (2) Consists of options to purchase 586,803 shares of common stock exercisable by Mr. and Mrs. Gans. Mr. and Mrs. Gans are husband and wife.

Employment Agreements

         In March 2003, the Company entered into a three-year employment agreement with Mr. Newman pursuant to which he serves as the Company's Chief Executive Officer. The agreement provides for an initial base salary of $135,000 per year, which may be increased to $150,000 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to 10% per year, in the discretion of the Board. Mr. Newman is eligible to receive a bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mr. Newman's employment is terminated by the Company without cause, by Mr. Newman for good reason or in connection with a change in control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to his salary for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mr. Newman will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Newman will lapse.

         In January 2003, the Company entered into a three-year employment agreement with Mr. Gans pursuant to which he serves as the Company's President. The agreement provides for an initial base salary of $144,000 per year, which may be increased to $160,000 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to 10% per year, in the discretion of the Board. Mr. Gans is eligible to receive a bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mr. Gans' employment is terminated by the Company without cause, by Mr. Gans for good reason or in connection with a change in control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to his salary for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mr. Gans will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Gans will lapse.

         In January 2003, the Company entered into a three-year employment agreement with Mrs. Gans pursuant to which she serves as the Company's Executive Vice President. The agreement provides for an initial base salary of $99,000 per year, which may be increased to $110,000 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to 10% per year, in the discretion of the Board. Mrs. Gans is eligible to receive a bonus in an amount up to 50% of her then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mrs. Gans' employment is terminated by the Company without cause, by Mrs. Gans for good reason or in connection with a change in control, she will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to her salary for the remainder of the term of her employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mrs. Gans will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mrs. Gans will lapse.

Employee Benefit Plans

         2003 Long-Term Incentive Stock Plan
         -----------------------------------

         For a description of our 2003 Long-Term Incentive Stock Plan, please see above under the heading "Proposal 2 - Proposal to amend and restate the Company's 2003 Long-Term Incentive Stock Plan to provide that, in lieu of the number of shares of the Company's common stock available for awards under such plan being increased automatically every year by 250,000 shares, the number of shares reserved for issuance under such plan will be increased automatically every year by the number of shares of the Company's common stock issued by reason of awards being granted, exercised or settled, as applicable, during the prior year."

         Bonus Plan
         ----------

         In January 2003 the Board adopted the Company's Bonus Plan (the "Bonus Plan") to promote the interests of the Company by creating an incentive program to (a) attract and retain employees who will strive for excellence and (b) motivate those individuals to set and achieve above-average objectives by providing them with rewards for contributions to the operating profits and earning power of the Company.

         Administration. The Compensation Committee of the Board administers the Bonus Plan and adopts rules and regulations to implement the Bonus Plan. Decisions of the administrator will be final and binding on all parties who have an interest in the Plan.

         Participants. An individual is eligible to participate in the Bonus Plan if he or she has been an employee of the Company for a period of not less than 12 consecutive months at the close of the fiscal year for which a bonus is payable under the Bonus Plan.

         Bonus Awards. The aggregate bonus pool for a fiscal year will not exceed 10% of the Company's consolidated operating income (as defined in the Bonus Plan) for such fiscal year, and the actual amount will be determined by the administrator in its sole discretion. The aggregate bonus pool so determined will be allocated among the eligible employees in amounts determined by the administrator upon the satisfaction of one or more performance requirements determined in advance by the administrator. Such performance requirements may include the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the administrator. The Company's independent auditors will determine such performance. Such target will be identified by the administrator not later than the 90th day of such period. No eligible employee will earn any portion of a bonus award under the Bonus Plan until the last day of the Company's fiscal year and only if there has been a bonus allocation to such employee. If an eligible employee receives no allocation, then such employee will not be entitled to any bonus under the Bonus Plan. If an employee ceases to be employed by either the Company or one or more of its subsidiaries for any reason on or before the date when the bonus is earned, then he or she will not earn or receive any bonus under the Bonus Plan. If an eligible employee is on a leave of absence for a portion of the fiscal year, the bonus to be awarded will be prorated to reflect only the time when he or she was actively employed and not any period when he or she was on leave. Following completion of the bonus calculation and allocation described herein, the administrator will issue a written report containing the final calculation and allocation.

         Payment of Bonus Awards. The individual bonus award allocated to each employee pursuant to the Bonus Plan will be paid to such employee within 30 days after completion of the annual audit of the Company's financial statements by its independent auditors, regardless of whether the individual has remained in Employee status through the date of payment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The July 2003 transactions referenced in the discussion below were a part of the Company's private placement of $3,127,500 of debt that was marketed to a large group of individuals and institutions as part of the Company's strategy to obtain capital to enable it to implement its business plan.

         Transactions with Francis Newman. In July 2003 Francis Newman loaned the Company $550,000, and such loan is evidenced by a convertible promissory note (the "Newman Note"). Interest accrues on the Newman Note at the rate of 8% per annum, and all principal and interest under the Newman Note is due and payable in a single installment on July 31, 2006 (the "Maturity Date"), provided that the principal amount and all accrued interest of the Newman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Newman Note may be voluntarily converted, in whole or in part, at any time prior to the Maturity Date, at the option of Mr. Newman, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Newman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Newman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Newman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Newman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Newman Note) in an amount not less than $2,000,000. The Company also granted Mr. Newman certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Newman Note.

         As further consideration for the Newman Note, the Company granted Mr. Newman a warrant to purchase 733,333 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         In March 2003, Mr. Newman was appointed as Chief Executive Officer. In July 2003, Mr. Newman was appointed Chairman.

         Transactions with Arnold and Myra Gans. In July 2003 Arnold and Myra Gans loaned the Company $30,000, and such loan is evidenced by a convertible promissory note (the "Gans Note"). Interest accrues on the Gans Note at the rate of 8% per annum, and all principal and interest under the Gans Note is due and payable in a single installment on July 31, 2006 (the "Gans Note Maturity Date"), provided that the principal amount and all accrued interest of the Gans Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Gans Note may be voluntarily converted, in whole or in part, at any time prior to the Gans Note Maturity Date, at the option of Mr. and Mrs. Gans, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Gans Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Gans Note will be automatically converted into the number of shares of common stock as is obtained by dividing
(a) the outstanding principal balance of, and all accrued and unpaid interest on, the Gans Note as of the closing date of the Qualifying Equity Financing by
(b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Gans will receive shares of preferred stock (the number of which will be determined as set forth above) if the Gans Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Gans Note) in an amount not less than $2,000,000). The Company also granted Mr. and Mrs. Gans certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Gans Note.

         As further consideration for the Gans Note, the Company granted Mr. and Mrs. Gans a warrant to purchase 40,000 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Lawrence Burstein. In July 2003 Lawrence Burstein and his wife loaned the Company $60,000, and such loan is evidenced by a convertible promissory note (the "Burstein Note"). Interest accrues on the Burstein Note at the rate of 8% per annum, and all principal and interest under the Burstein Note is due and payable in a single installment on July 31, 2006 (the "Burstein Note Maturity Date"), provided that the principal amount and all accrued interest of the Burstein Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Burstein Note may be voluntarily converted, in whole or in part, at any time prior to the Burstein Note Maturity Date, at the option of Mr. and Mrs. Burstein, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Burstein Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Burstein Note will be automatically converted into the number of shares of our common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Burstein Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Burstein will receive shares of preferred stock (the number of which will be determined as set forth above) if the Burstein Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Burstein Note) in an amount not less than $2,000,000. The Company also granted Mr. and Mrs. Burstein certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Burstein Note.

         As further consideration for the Burstein Note, the Company granted Mr. and Mrs. Burstein a warrant to purchase 80,000 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Grand Slam, LLC and Andrew Horowitz. Mr. Horowitz is the managing member of Grand Slam, LLC ("Grand Slam"). In July 2003 Grand Slam loaned the Company $100,000, and such loan is evidenced by a convertible promissory note (the "Grand Slam Note"). Interest accrues on the Grand Slam Note at the rate of 8% per annum, and all principal and interest under the Grand Slam
Note is due and payable in a single installment on July 31, 2006 (the "Grand Slam Note Maturity Date"), provided that the principal amount and all accrued interest of the Grand Slam Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Grand Slam Note may be voluntarily converted, in whole or in part, at any time prior to the Grand Slam Note Maturity Date, at the option of Mr. Horowitz, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Grand Slam Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Grand Slam Note will be automatically converted into the number of shares of our common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Grand Slam Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Horowitz will receive shares of preferred stock (the number of which will be determined as set forth above) if the Grand Slam Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Grand Slam Note) in an amount not less than $2,000,000. The Company also granted Mr. Horowitz certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Grand Slam Note.

         As further consideration for the Grand Slam Note, the Company granted Mr. Horowitz a warrant to purchase 133,333 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Mark Rosenberg. In July 2003 Mark Rosenberg loaned the Company $5,000, and such loan is evidenced by a convertible promissory note (the "Rosenberg Note"). Interest accrues on the Rosenberg Note at the rate of 8% per annum, and all principal and interest under the Ullman Note is due and payable in a single installment on July 31, 2006 (the "Rosenberg Note Maturity Date"), provided that the principal amount and all accrued interest of the Rosenberg Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Rosenberg Note may be voluntarily converted, in whole or in part, at any time prior to the Rosenberg Note Maturity Date, at the option of Mr. Rosenberg, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Rosenberg Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Rosenberg Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Rosenberg Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Rosenberg will receive shares of preferred stock (the number of which will be determined as set forth above) if the Rosenberg Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Rosenberg Note) in an amount not less than $2,000,000. The Company also granted Mr. Rosenberg certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Rosenberg Note.

         As further consideration for the Rosenberg Note, the Company granted Mr. Rosenberg a warrant to purchase 6,666 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Eugene Terry. In July 2003 Eugene Terry loaned the Company $25,000, and such loan is evidenced by a convertible promissory note (the "Terry Note"). Interest accrues on the Terry Note at the rate of 8% per annum, and all principal and interest under the Terry Note is due and payable in a single installment on July 31, 2006 (the "Terry Note Maturity Date"), provided that the principal amount and all accrued interest of the Terry Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Terry Note may be voluntarily converted, in whole or in part, at any time prior to the Terry Note Maturity Date, at the option of Mr. Terry, into shares of common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Terry Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Terry Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Terry Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Terry will receive shares of preferred stock (the number of which will be determined as set forth above) if the Terry Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Terry Note) in an amount not less than $2,000,000. The Company also granted Mr. Terry certain registration rights with respect to the shares of our common stock issuable directly or indirectly upon conversion of the Terry Note.

         As further consideration for the Terry Note, the Company granted Mr. Terry a warrant to purchase 33,333 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing. Mr. Terry resigned from the Board of Directors in March 2004.

         Transactions with Richard Ullman. In July 2003 Richard Ullman loaned the Company $600,000, and such loan is evidenced by a convertible promissory note (the "Ullman Note"). Interest accrues on the Ullman Note at the rate of 8% per annum, and all principal and interest under the Ullman Note is due and payable in a single installment on July 31, 2006 (the "Ullman Note Maturity Date"), provided that the principal amount and all accrued interest of the Ullman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Ullman Note may be voluntarily converted, in whole or in part, at any time prior to the Ullman Note Maturity Date, at the option of Mr. Ullman, into shares of common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Ullman Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Ullman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Ullman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Ullman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Ullman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Ullman Note) in an amount not less than $2,000,000. The Company also granted Mr. Ullman certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Ullman Note.

         As further consideration for the Ullman Note, the Company granted Mr. Ullman a warrant to purchase 800,000 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the

Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing. Mr. Ullman resigned from the Board of Directors in March 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Company believes that all reporting requirements under Section 16(a) for the 2004 Fiscal Year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners, except that Mr. Terry, Mr. Newman, Mr. Gans, and Mrs. Gans were each late in filing a Form 4 for the month of March 2003; Mr. Burstein, Mr. Horowitz and Mr. Ullman were each late in filing a Form 4 to report transactions occurring in the month of October 2003; Mr. Newman, Mr. Gans, and Mrs. Gans were each late in filing a Form 4 to report transactions occurring in the month of March 2004, and Mr. Rosenberg was late in filing a Form 3 & a Form 4 to report a transaction occurring in the month of March 2004. All such filings except for Mr. Rosenberg's have been made as of the Record Date. Mr. Rosenberg intends to file his Form 3 & Form 4 as soon as possible. Each of such Form 4 filings were filed to report one reportable transaction, except for Mr. Newman's Form 4 for the month of March 2003, which Form 4 was filed to report two reportable transactions.

                            REPORT OF AUDIT COMMITTEE

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

         The Audit Committee Charter was adopted by the Board and reflects the standards set forth in SEC regulations and the rules of the Exchange.

         The Audit Committee's primary duties and responsibilities are:

          o Serve as an independent objective party to monitor the Company's financial reporting process and internal control system.

          o Review and appraise the audit efforts of the Company's independent accountants.

          o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

         The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee met four times during the 2004 Fiscal Year.

         In overseeing the preparation of the Company's financial statements, the Audit Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

         With respect to the Company's outside auditors, the Audit Committee, among other things, discussed with Goldstein & Ganz P.C. matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended January 31, 2004.

         Submitted by the Audit Committee:

                                           Lawrence Burstein
                                           Andrew Horowitz

                              SHAREHOLDER PROPOSALS

         From time to time shareholders present proposals which may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. To be timely, a proposal by a shareholder intended to be included in our proxy statement and presented at the 2005 annual meeting must be received at our principal executive offices no later than 120 days before the anniversary date of our 2004 annual meeting, provided such annual meeting is held within 30 days before or after the anniversary date of the 2004 annual meeting. If the 2005 annual meeting is not held within 30 days before or after the anniversary date of the 2004 annual meeting, then the shareholder's notice must be delivered to, or mailed and received not later than a reasonable time before the Company begins to print and mail its proxy materials for such meeting.


                          ANNUAL REPORT ON FORM 10-KSB

         A complete copy of the Company's Annual Report on Form 10-KSB for the year ended January 31, 2004 is included in the Company's 2003 Annual Report to Shareholders. A copy of the Company's 2004 Annual Report to Shareholders has been mailed to all shareholders along with this Proxy Statement. Shareholders may obtain additional copies of the Company's Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to Myra Gans, Executive Vice President and Secretary of the Company, at the Company's principal executive offices at the 10 West Forest Avenue, Englewood, NY 07631.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the 2004 Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If a shareholder vote is necessary to transact any other business at the 2004 Annual Meeting, the proxy holders intend to vote their proxies in accordance with their best judgment related to such business.

         It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the 2004 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                      By Order of the Board of Directors,


                                     /s/ FRANK A. NEWMAN
                                     --------------------------------------
                                     Frank A. Newman
                                     Chairman
May 5, 2004
Englewood, New Jersey

                                                                     EXHIBIT "A"
                                                                     -----------


               CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           MEDICAL NUTRITION USA, INC.




                          NOMINATING COMMITTEE CHARTER

                  The Nominating Committee of the Board of Directors of Medical Nutrition USA, Inc. (the "Company"), a Delaware corporation, shall consist of at least three (3) members of the Board of Directors and shall be charged with the following functions:


                     DIRECTOR QUALIFICATIONS AND ASSESSMENT

     o To develop and maintain a current list of the functional needs and qualifications of members of the Board of Directors.

     o To evaluate, and when appropriate, make a recommendation to the Board of Directors as to whether a member of the Board of Directors meets the criteria to qualify as an "independent" director under the applicable rules of NASDAQ.

     o To interview, evaluate, nominate and recommend individuals for membership on the Board of Directors as required.

     o To retain as necessary search firms to assist the Nominating Committee in identifying candidates for membership on the Board of Directors.

     o To evaluate nominations by stockholders of candidates for election to the Board of Directors and to make recommendations to the Board of Directors with respect to such candidates.

     o To evaluate the performance of the members of the Board of Directors, individually and collectively, and to determine whether it is desirable for each member of the Board of Directors to continue to serve on the Board of Directors based upon the designated functional needs of the Board of Directors.

     o To evaluate the effectiveness of the meetings of the Board of Directors, including agendas, meeting materials, meeting structure and organization, schedule of meetings and minutes.

     o To evaluate and make recommendations to the Board of Directors with respect to the compensation of the non-employee members of the Board of Directors.

     o To oversee the orientation of new members upon election to the Board of Directors.


                           BOARD POLICIES AND PLANNING

     o To prepare, recommend and establish a process for monitoring compliance with appropriate codes of conduct and ethics, for adoption by the Board of Directors.

     o To prepare, recommend and establish guidelines regarding directors' service on additional boards of directors for adoption by the Board of Directors.

     o To evaluate, and when appropriate, make a recommendation to the Board of Directors on succession planning with respect to the office of chief executive officer.

     o To recommend guidelines and policies for corporate governance for adoption by the Board of Directors, including policies furthering open communications among members of the Board of Directors, senior management and outside advisors, requiring regular meetings of the independent directors in executive session and requiring mandatory continuing education of directors in compliance with the applicable rules of NASDAQ.


                                FURTHER FUNCTIONS

     o To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

     o To report on matters concerning the Nominating Committee to the Board of Directors from time to time, or whenever it shall be called upon to do so. Minutes of each meeting of the Nominating Committee shall be prepared and distributed to each director of the Company promptly after each meeting.

     o The operation of the Nominating Committee shall be subject to the Company's Bylaws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

                                                                     EXHIBIT "B"
                                                                     -----------


                           MEDICAL NUTRITION USA, INC.

             AMENDED AND RESTATED 2003 OMNIBUS EQUITY INCENTIVE PLAN

                             ARTICLE I INTRODUCTION

                  The Board initially adopted the Plan effective as of March 6, 2003. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

                  The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey (except their choice-of-law provisions).

                           ARTICLE II ADMINISTRATION

         2.1 Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                  (1) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                  (2) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

                    ARTICLE III SHARES AVAILABLE FOR GRANTS

         3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed (a) 1,000,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 11.

         3.2 Annual Increase in Shares. In accordance with the terms of the Plan prior to its amendment and restatement, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan was increased by 250,000 Common Shares as of January 1, 2004. As of January 31 of each year, commencing with the year 2005, there shall be an automatic increase in the aggregate number of Common Shares reserved for issuance under the Plan in an amount equal to the number of Common Shares issued by reason of Awards being granted, exercised or settled, as applicable, during the immediately preceding fiscal year.

         3.3 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

         3.4 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

                             ARTICLE IV ELIGIBILITY

         4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

         4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

                               ARTICLE V OPTIONS

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 250,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

         5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent. In addition, acceleration of exercisability may be required under Section 11.3.

         5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.7 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

                      ARTICLE VI PAYMENT FOR OPTION SHARES

         6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

                  (1) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

                  (2) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.5 Promissory Note.To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

           ARTICLE VII AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

         7.1 Initial Grants. Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NSO covering 12,000 Common Shares. Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in four (4) equal annual installments upon the Outside Director's completion of each year of Board service over the four (4) year period commencing on the date of grant. An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.

         7.2 Annual Grants. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2003 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 5,000 Common Shares, except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.2.

         7.3 Exercise Price. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

         7.4 Term. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date six months after the termination of such Outside Director's Service for any reason other than death or total and permanent disability or (c) the date twelve months after the termination of such Outside Director's Service because of death or total and permanent disability.

         7.5 Affiliates of Outside Directors. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the Service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the Service of the Outside Director.

         7.6 Effect of Change in Control. The Committee may determine that the NSOs shall become fully exercisable as to all Common Shares subject to NSOs in the event that the Company is subject to a Change in Control.

                    ARTICLE VIII STOCK APPRECIATION RIGHTS.

         8.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         8.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 250,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

         8.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         8.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         8.5 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control. In addition, acceleration of exercisability may be required under Section 11.3.

         8.6 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

         8.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

                         ARTICLE IX RESTRICTED SHARES.

         9.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         9.2 Payment for Awards.Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

         9.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. With respect to Awards intended to qualify as performance-based compensation under
Section 162(m) of the Code, the Committee shall include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. The Company's independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 250,000, subject to adjustment in accordance with Article 11. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

         9.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

                             ARTICLE X STOCK UNITS

         10.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         10.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         10.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. With respect to Awards intended to qualify as performance-based compensation under
Section 162(m) of the Code, the Committee shall include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. The Company's independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall determine such target not later than the 90th day of such period. In no event shall the number of Stock Units which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 250,000, subject to adjustment in accordance with Article 11. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control. In addition, acceleration of vesting may be required under Section 11.3.

         10.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock

Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         10.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

         10.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         10.7 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

                     ARTICLE XI PROTECTION AGAINST DILUTION

         11.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

                  (1) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

                  (2) The limitations set forth in Sections 5.2, 8.2, 9.3 and 10.3;

                  (3) The number of Common Shares covered by each outstanding Option and SAR;

                  (4) The Exercise Price under each outstanding Option and SAR;
or

                  (5) The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 11, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         11.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         11.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

                         ARTICLE XII DEFERRAL OF AWARDS

                  The Committee (in its sole discretion) may permit or require a Participant to:

                  (1) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

                  (2) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

                  (3) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

                  A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

                     ARTICLE XIII AWARDS UNDER OTHER PLANS

                  The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

             ARTICLE XIV PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         14.1 Effective Date. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

         14.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees, if any, from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

         14.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

                        ARTICLE XV LIMITATION ON RIGHTS.

         15.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         15.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         15.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

                         ARTICLE XVI WITHHOLDING TAXES.

         16.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         16.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

                        ARTICLE XVII FUTURE OF THE PLAN.

         17.1 Term of the Plan. The Plan, as set forth herein, shall become effective on March 6, 2003. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 that was approved by the Company's stockholders.

         17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

                     ARTICLE XVIII LIMITATION ON PAYMENTS.

         18.1 Scope of Limitation.This Article 18 shall apply to an Award only if:

                  (1) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 18 than it was before the application of this
Article 18; or

                  (2) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

         18.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         18.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         18.4 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         18.5 Related Corporations. For purposes of this Article 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

                            ARTICLE XIX DEFINITIONS.

         19.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         19.2 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

         19.3 "Board" means the Company's Board of Directors, as constituted from time to time.

         19.4 "Change in Control" means:

                  (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and
(ii) any direct or indirect parent corporation of such continuing or surviving entity;

                  (2) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (3) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                  (4) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         19.5 "Code" means the Internal Revenue Code of 1986, as amended.

         19.6 "Committee" means a committee of the Board, as described in
Article 2.

         19.7 "Common Share" means one share of the common stock of the Company.

         19.8 "Company" means Gender Sciences Inc., a Delaware corporation.

         19.9 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         19.10 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         19.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         19.12 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         19.13 "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         19.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

         19.15 "NSO" means a stock option not described in sections 422 or 423 of the Code.

         19.16 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         19.17 "Optionee" means an individual or estate who holds an Option or SAR.

         19.18 "Outside Director" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         19.19 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         19.20 "Participant" means an individual or estate who holds an Award.

         19.21 "Plan" means this Gender Sciences Inc. 2002 Omnibus Equity Incentive Plan, as amended from time to time.

         19.22 "Restricted Share" means a Common Share awarded under the Plan.

         19.23 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

         19.24 "SAR" means a stock appreciation right granted under the Plan.

         19.25 "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

         19.26 "Service" means service as an Employee, Outside Director or Consultant.

         19.27 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         19.28 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

         19.29 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

         19.30 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                             ARTICLE XX EXECUTION.

                  To record the adoption of the Plan by the Board on May 5, 2004, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                           Medical Nutrition USA, Inc.


                                           By: /s/ MYRA GANS
                                               ------------------------------
                                               Title: Secretary

                           MEDICAL NUTRITION USA, INC.

                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 9, 2004
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           MEDICAL NUTRITION USA, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2004 Annual Meeting of Shareholders and the Proxy Statement and appoints Francis A. Newman and Arnold Gans, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Medical Nutrition USA Inc, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2004 Annual Meeting of Shareholders of the Company (the "2004 Annual Meeting") to be held at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, at 10:00 a.m. on June 9, 2004, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy will be voted in the manner set forth below:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           MEDICAL NUTRITION USA, INC.

                                  June 9, 2004



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                     VOTE IN BLUE OR BLACK INK AS SHOWN HERE                [X]
--------------------------------------------------------------------------------

                                                                                                              FOR   AGAINST  ABSTAIN
1. To elect directors to serve for a term ending       2. To amend and restate the Company's 2003 Long-Term   [ ]     [ ]      [ ]
   at the 2005 Annual Meeting of Shareholders or          Incentive Stock Plan (the "2003 Stock Plan") to
   until his or her successor is duly elected and         provide that, in lieu of the number of shares of the Company's common
   qualified.                                             stock available for awards under such plan being increased automatically
                            NOMINEES:                     every year by 250,000 shares, the number of shares reserved for issuance
[ ] FOR ALL NOMINEES        O Francis A. Newman           under such plan will be increased automatically every year by the number
                            O Lawrence Burstein           of shares of the Company's common stock issued by reason of awards being
[ ] WITHHOLD AUTHORITY      O Arnold M. Gans              granted, exercised or settled, as applicable, during the prior year.
    FOR ALL NOMINEES        O Myra Gans
                            O Andrew Horowitz          3. Ratification of the appointment of Goldstein &      [ ]     [ ]      [ ]
[ ] FOR ALL EXCEPT          O Mark H. Rosenberg           Ganz P.C. as independent auditors of the Company
    (See instructions below)                              for the 2005 fiscal year.

                                                       In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2004 Annual Meeting and any adjournments thereof.

                                                       The Company's Board of Directors recommends a vote FOR the election of the
INSTRUCTION: To withhold authority to vote for         directors listed above and a vote FOR the listed proposals. If no instruction
-----------  any individual nominee(s), mark           to the contrary is indicated, this Proxy will be voted for the election of
             "FOR ALL EXCEPT" and fill in the          the directors listed above and for Proposals 2 and 3.
             circle next to each nominee you
             wish to withhold, as shown here: [X]      Please mark, sign, date and return this card in the enclosed postage-paid
---------------------------------------------------    envelope today.



---------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new  [ ]
address in the address space above. Please
note that changes to the registered name(s)
on the account may not be submitted via
this method.
---------------------------------------------------
                         -------------------        ---------------                           ----------------        -------------
Signature of Shareholder|                   | Date:|               | Signature of Shareholder|                | Date:|             |
                         -------------------        ---------------                           ----------------        -------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.